Supplement dated May 31, 2022
to the following statutory prospectus(es):
Nationwide Advisory Retirement Income Annuity New York dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.	In Appendix A: Underlying Mutual Funds Available Under the Contract, all references to "Low Cost Sub-Account Fee" are revised to "Low Cost Fund Fee".
2.	In Appendix A: Underlying Mutual Funds Available Under the Contract, the table of underlying mutual funds is updated to include the following footnote immediately after the table:
[1]	Reflects the current Low Cost Fund Fee. The maximum Low Cost Fund Fee applicable for any Sub-Account is 0.70%.
PROS-0665
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